Loans and Advances	6 Months Ended
Sep. 30, 2023
Text block [abstract]
Loans and Advances
7	LOANS AND ADVANCES
The following tables present loans and advances at September 30, 2023 and March 31, 2023.

	At September 30, 2023
	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit-impaired	Total

	(In millions)
Loans and advances at amortized cost:
Gross loans and advances	¥112,702,852	¥3,770,596	¥1,207,957	¥117,681,405

Adjust: Unearned income, unamortized premiums—net and deferred loan fees—net				(446,390)
Less: Allowance for loan losses	(206,054)	(257,488)	(486,089)	(949,631)

Carrying amount				¥116,285,384

	At March 31, 2023
	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit-impaired	Total

	(In millions)
Loans and advances at amortized cost:
Gross loans and advances	¥108,254,496	¥3,718,669	¥1,170,662	¥113,143,827

Adjust: Unearned income, unamortized premiums—net and deferred loan fees—net				(388,579)
Less: Allowance for loan losses	(187,455)	(240,494)	(436,165)	(864,114)

Carrying amount				¥111,891,134

Reconciliation of allowance for loan losses is as follows:

	At September 30, 2023
	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit-impaired	Total

	(In millions)
Allowance for loan losses:
Balance at April 1, 2023	¥187,455	¥240,494	¥436,165	¥864,114
Net transfers between stages	(1,301)	(9,373)	10,674	—
Provision for loan losses	12,665	18,250	99,068	129,983
Charge-offs (1)	—	—	91,512	91,512
Recoveries	—	—	8,049	8,049

Net charge-offs	—	—	83,463	83,463
Others (2)	7,235	8,117	23,645	38,997

Balance at September 30, 2023	¥206,054	¥257,488	¥486,089	¥949,631

	At September 30, 2022
	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit-impaired	Total

	(In millions)
Allowance for loan losses:
Balance at April 1, 2022	¥162,919	¥247,020	¥583,115	¥993,054
Net transfers between stages	(7,616)	(8,529)	16,145	—
Provision for loan losses	12,104	5,737	69,148	86,989
Charge-offs (1)	—	—	142,198	142,198
Recoveries	—	—	10,467	10,467

Net charge-offs	—	—	131,731	131,731

Others (2)	7,882	14,052	19,922	41,856

Balance at September 30, 2022	¥175,289	¥258,280	¥556,599	¥990,168

(1)	Charge-offs consist of the reduction of the allowance through the sales of loans and write-offs.
(2)	Others mainly include foreign exchange translations for the six months ended September 30, 2023 and 2022.
The allowance for loan losses is measured under the expected credit losses (“ECL”) model which requires the use of complex models and significant assumptions about future economic conditions and credit behavior. For the six months ended September 30, 2023, the obligor grading, macroeconomic factors and additional ECL adjustments used to determine the final ECL reflected the current and forward-looking impact of the situation in Russia and Ukraine, the rising interest rates in foreign countries due to global monetary tightening and the subsequent effects following the mitigation of the
COVID-19
pandemic. The obligor grades were reviewed based on the most recent information available as appropriate.
The macroeconomic scenarios for incorporating forward-looking information in the ECL measurement were updated, reflecting the recent economic forecasts. The Group assumed that the Japanese economy would continue to recover during the fiscal years ending March 31, 2024 and 2025, driven by an increase in the consumption of services such as dining out and travel, which had been suppressed by the
COVID-19
pandemic. The Group also assumed that the global GDP growth would slow to around 3% for the fiscal year ending March 31, 2024, but would gradually recover during the fiscal year ending March 31, 2025, due to the Group’s expectation that global monetary tightening would peak in response to declining inflationary pressure. This assumption was considered in determining the base scenario. The upside and downside scenarios were developed based on the premises of the base scenario and past macroeconomic experience. The following table shows the growth rates of the Japanese and global GDP, which are the key factors of the macroeconomic scenarios, under the base scenario.

	For the fiscal year ending March 31,
	2024	2025

	(%)
Japanese GDP	6.2	2.6
Global GDP	3.0	3.1
In determining the need for making additional ECL adjustments, the Group considered whether there is an increase in the credit risk for some portfolios which had a material adverse impact resulting from the sanctions imposed in connection with Russia’s aggression against Ukraine, the rising interest rates in foreign countries due to the global monetary tightening, or the subsequent effects following the mitigation of the
COVID-19
pandemic and whether the increased risk, if any, was not fully incorporated in the ECL model. For the Russian exposure, the Group evaluated the forward-looking impact on credit risks and losses based on factors such as the possibility that payment of principal or interest would be delayed or the request for loan restructuring would be made due to the prolonged impact of sanctions targeting Russia imposed by the Japanese government and authorities in several other jurisdictions, Russia’s measures to defend its economy and mitigate the effect of sanctions, and a deterioration of credit condition of Russia. In addition, the Group also considered the prolonged difficulty in collecting payments from Russian customers through remittances out of Russia due to orders by the Russian authorities. For the rising interest rates in foreign countries from the global monetary tightening, the Group evaluated the forward-looking impact on credit risks and losses in light of the increased interest payment burden on borrowers. For the subsequent effects following the mitigation of the
COVID-19
pandemic, additional ECL adjustments included the consideration of the termination of the government support measures and the establishment of new lifestyles. The Group evaluated the forward-looking impact on credit risks and losses of certain industry-related portfolios selected based on changes in factors such as the market conditions and bankruptcy trends. As a consequence, the Group decided to maintain ECL adjustments for the above portfolios affected by the situation in Russia and Ukraine, the rising interest rates in foreign countries due to the global monetary tightening and the subsequent effects following the mitigation of the
COVID-19
pandemic.
As a result, for the six months ended September 30, 2023, the allowance for loan losses increased by
¥85,517 million from ¥864,114
million at beginning of period to
¥949,631
million at end of period primarily due to an increase in allowance of lifetime ECL credit-impaired. Th is
 was primarily due to an increase in the provision for loan losses related to some large corporate borrowers.